SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) October 4, 2006 (September 28, 2006)
PHOENIX FOOTWEAR GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

001-31309	15-0327010

(Commission File Number)	(IRS Employer Identification No.)

5840 El Camino Real, Suite 106, Carlsbad, California	92008

(Address of Principal Executive Offices)	(Zip Code)
(760) 602-9688

(Registrant’s Telephone Number, Including Area Code)
5759 Fleet Street, Suite 220, Carlsbad, California 92008

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2

INFORMATION TO BE INCLUDED IN THE REPORT
Section 1. Registration’s Business and Operations
Item 1.01 Entry Into a Material Definitive Agreement
     On September 28, 2006, Phoenix Footwear Group, Inc. (the “Company”) entered into award agreements for performance based deferred stock awards under its Amended and Restated 2001 Long-Term Incentive Plan (the “Plan”) with the following executive officers and directors:

Number of Shares of Common
Name and Title	Stock Underlying Award
James R. Riedman, Chairman, President and Chief Executive Officer	75,000
Kenneth E. Wolf, Chief Financial Officer and Secretary	45,000
Steven DePerrior, Director	5,000
Robert Gunst, Director	5,000
Gregory Harden, Director	5,000
John Kratzer, Director	5,000
Fred Port, Director	5,000
John Robbins, Director	5,000
     The performance-based awards vest upon the achievement, on or before May 31, 2009, of Company annual net revenue and before tax net income goals measured on a twelve month trailing basis. The underlying shares are issued following the vesting of award. The Compensation Committee of the Company’s Board of Directors approved the forms of award agreement for these performance-based deferred stock awards on August 3, 2006. A copy of the forms of award agreement for executive officers and directors are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively.
     The Company has sought to realign its equity compensation structure by using performance-based deferred stock awards. The Company had in the past primarily utilized stock options as equity compensation under the Plan. Now with performance-based deferred stock awards, the Company will begin recognizing compensation expense for these awards based on the fair value when vesting becomes probable. Since the cost is not recognized until the time that the awards cliff vest, no compensation cost would be recognized on awards for which employees do not render the requisite service. Additionally, the vesting opportunity would expire if the performance targets are not achieved by May 31, 2009. This is distinguished from stock option compensation under the Plan where the cost is recognized over the period during which an employee is required to provide service in exchange for the stock option grant.
Section 9 Financial Statement and Exhibits
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
10.1	Form of Deferred Stock Award Agreement for Executive Officers

10.2	Form of Deferred Stock Award Agreement for Non-Employee Directors

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX FOOTWEAR GROUP, INC.

Date: October 4, 2006	By:	/s/ Kenneth E. Wolf

	Name:	Kenneth E. Wolf
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Deferred Stock Award Agreement for Executive Officers

10.2	Form of Deferred Stock Award Agreement for Non-Employee Directors